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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 31, 1997
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                Date of Report (date of earliest event reported)

                               TELEGEN CORPORATION
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             (Exact name of Registrant as specified in its charter)

          California                                     84-0672714
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    333-4037
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                            (Commission File Number)

                                101 Saginaw Drive
                         Redwood City, California 94063
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 261-9400

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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


Item 2.           Disposition of Assets.

         On December 31, 1997, Telegen Corporation, a California corporation (the "Company"), entered into a Stock Purchase Agreement with Morning Star Acquisition Corporation, a New Jersey corporation ("MAC"), and Morning Star
Multimedia, Inc., a New Jersey corporation ("MSM"), to sell all of the outstanding stock of its wholly-owned subsidiary MSM, to MAC for $200,000 and for royalty streams to be paid to the Company for a period of two (2) years from December 31, 1997 of ten (10) percent of the gross sales received by MSM or MAC for each PC CD ROM of a story line of Casper-The Interactive Adventure or any subsequent versions thereof using the same story line, and of five (5) percent of the gross sales received by MSM or MAC for each PC CD ROM of the story line of Kristi Yamaguchi Fantasy Skating or any subsequent versions thereof using the same story line.

         Mr. Kitchen is the brother of Jessica Stevens, a director of the Company, and is Chairman of the Board, President and Chief Executive Officer of MAC. Kevin Mitchell is a director, Executive Vice President, and Chief Operating Officer of MAC. Also, Mr. Kitchen and Mr. Mitchell are President, Chief Executive Officer and Executive Vice President, Chief Operating Officer, respectively, of MSM.


Item 7.           Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information:

                   The pro forma financial information to this Form 8-K was prepared in accordance with Regulation S-X and is as follows:

                               TELEGEN CORPORATION

                           CURRENT REPORT ON FORM 8K

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


         1.        Unaudited  Pro  Forma   Consolidated   Balance  Sheet  as  of
                   September 30, 1997

         2. Unaudited Pro Forma Consolidated Statement of Operations for the Nine Month Period Ended September 30, 1997

         3. Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended December 31, 1997

         4.        Notes to the Unaudited Pro Forma  Financial Statements


                      TELEGEN CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)
                                                                            September 30,
                                                                             1997, as
                                                                             previously                                 Pro forma
                                                                             reported on              Pro forma        September 30,
                                                                              Form 10Q               adjustments           1997
                                                                           -------------           --------------      ------------
ASSETS
Current Assets:
         Cash & Equivalents                                                  $  735,698             $  30,396            $  766,094
         Acct Rec Trade                                                         138,429               (53,840)               84,589
         Acct Rec Other                                                         412,962                                     412,962
         Inventory                                                              145,822                                     145,822
                                                                             ----------             ---------            ----------
                  Total Current Assets                                        1,432,911               (23,444)            1,409,467
Property & Equipment (Net)                                                    1,885,430              (235,432)            1,649,998
Other Assets                                                                    158,427               (83,245)               75,182
                                                                             ----------             ---------            ----------
                  Total Assets                                               $3,476,768             ($342,121)           $3,134,647
                                                                             ==========             =========            ==========

LIABILITIES & SHAREHOLDER EQUITY

Current Liabilities:
         Current Mat. Notes Payable                                             241,757          ($    92,476)              149,281
         Accounts Payable Trade                                               1,473,178              (187,417)            1,285,761
         Accounts Payable Other                                                       0                                           0
         Accrued Expenses                                                       889,995              (102,276)              787,719
                                                                             ----------             ---------            ----------
                  Total Current Liabilities                                   2,604,930              (382,169)            2,222,761
                                                                             ----------             ---------            ----------
Capital lease                                                                     6,912                (6,912)                    0
                                                                             ----------             ---------            ----------
                  Total Liabilities                                           2,611,842              (389,081)            2,222,761
                                                                             ----------             ---------            ----------
Commitments and Contingencies
Minority Interests                                                               84,721                                      84,721
                                                                             ----------             ---------            ----------
Shareholder's Equity (deficit):
         Series A Convertible Preferred Stock                                 2,429,245                                   2,429,245
         Common Stock                                                        13,445,998                                  13,445,998
         Additional Paid In Capital                                           3,309,719                                  3,309,719
         Accumulated Deficit                                                (18,404,757)               46,960           (18,357,757)
                                                                             ----------             ---------            ----------
                  Total Shareholder's Deficit                                   780,205                46,960               827,165
                                                                             ----------             ---------            ----------
Total Liabilities & Shareholders Equity                                     $ 3,476,768            ($ 342,121)           $3,134,647
                                                                            ===========            ==========            ==========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS

                      TELEGEN CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)
                                                                         For the nine months
                                                                         ended September 30,                          Pro forma for
                                                                         1997, as previously                         the nine months
                                                                           reported on              Pro forma        ended September
                                                                              Form 10Q            adjustments            30, 1997
                                                                         -------------------      -----------         --------------
Sales                                                                        $  909,212           ($  499,791)           $  409,421
Cost of Goods Sold                                                              108,481               (72,451)               36,030
                                                                             ----------           -----------            ----------
Gross Profit                                                                    800,731              (427,340)              373,391
Operating Expenses:
  Selling and Marketing                                                       1,235,274               (57,990)            1,177,284
  Research and Development                                                    3,372,520              (826,363)            2,546,157
  General and Administrative                                                  4,338,033              (724,804)            3,613,229
                                                                             ----------           -----------            ----------
Loss from Operations                                                         (8,145,096)            1,181,817            (6,963,279)
Other income and expense:
   Interest Income                                                               29,167                                       29,167
    Interest Expense                                                            (13,985)                5,568                (8,417)
                                                                             ----------           -----------            ----------
Loss Before Taxes                                                            (8,129,914)            1,187,385            (6,942,529)
                                                                             ----------           -----------            ----------
Provision for Taxes
Net loss before minority interest                                            (8,129,914)            1,187,385            (6,942,529)
Minority interest in subsidiary net loss                                        166,952                                     166,952
                                                                             ----------           -----------            ----------
Net Loss                                                                     (7,962,962)            1,187,385            (6,775,577)
Accretion of Preferred Stock Discounts                                         (809,075)                                   (809,075)
                                                                             ----------           -----------            ----------
Net loss attributable to common shareholders                                ($8,772,037)          $ 1,187,385           ($7,584,652)
                                                                             ==========           ===========            ==========
Weighted average common shares outstanding                                    5,310,282                     0             5,310,282
                                                                             ==========           ===========            ==========
Net loss per share                                                          ($     1.65)          $      0.22           ($     1.43)
                                                                             ==========           ===========            ==========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.


                      TELEGEN CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996
                                   (UNAUDITED)

                                                               For the year
                                                                  ended                          Pro forma adjustments
                                                                December 31,     --------------------------------------------------
                                                                  1996 as          Less amounts      Plus gain on     Pro forma for
                                                                previously         from Morning      disposition of   the year ended
                                                                reported on          Start           Morning Star      December 31,
                                                                 Form 10-K         Multimedia        Multimedia          1996
                                                                ----------         -----------       -------------     -------------

Sales                                                           $  541,056         $ (517,356)                          $    23,700
Cost of Goods Sold                                                  86,695            (68,612)                               18,083
                                                               -----------         ----------        -----------        -----------
Gross Profit                                                       454,361           (448,744)                 0              5,617
Operating Expenses:
   Sales and Marketing                                             439,350           (149,618)                              289,732
   Research and Development                                      2,386,331           (279,175)                            2,107,156
   General and Administrative                                    3,043,530           (265,855)                            2,777,675
                                                               -----------         ----------        -----------         -----------
Loss from Operations                                            (5,414,850)           245,904                  0         (5,168,946)
Other income and expense:
   Interest Income                                                 194,443                  0                               194,443
   Interest Expense                                                146,650)             8,864                              (137,786)
                                                               -----------         ----------        -----------         -----------
   Loss Before extraordinary items and taxes                    (5,367,057)           254,768                  0         (5,112,289)
Extraordinary item:
   Gain on disposition of subsidiary                                                                     219,912            219,912
                                                               -----------         ----------        -----------         -----------
   Loss before taxes                                            (5,367,057)           254,768            219,912         (4,892,377)
                                                               -----------         ----------        -----------         -----------
Provision for taxes
   Net loss before minority interest                            (5,367,057)           254,768            219,912         (4,892,377)
Minority interest in subsidiary net loss                           252,031                                                  252,031
                                                               -----------         ----------        -----------         -----------
   Net Loss attributable to common shareholders                ($5,115,026)        $  254,768        $   219,912        ($4,640,346)
                                                               ===========         ==========        ===========         ===========
Weighted average common shares outstanding                       4,418,099                  0                  0          4,418,099
                                                               ===========         ==========        ===========         ===========
Net loss per share                                             ($     1.16)       $      0.06        $      0.05        ($     1.05)
                                                               ===========         ==========        ===========         ===========




                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. On December 31, 1997, the Company entered into a Stock Purchase Agreement with MAC and MSM to sell all of the outstanding stock of its wholly owned subsidiary, MSM, to MAC, for $200,000 and for royalty streams to be paid to the Company for a period of two (2) years from December 31, 1997 of Ten Percent (10%) and of Five Percent (5%) of certain gross sales of MSM. In accordance with Rule 11.02 under Regulation S-X certain pro forma financial information is required to be presented herein. The Pro Forma Balance Sheet is as of September 30, 1997, which is the most recent date for which a consolidated balance sheet of the Company was filed. The Pro Forma Statements of Operations have been prepared as of December 31, 1996, the most recent fiscal year, and as of September 30, 1997, the most recent interim date for which a balance sheet was required.

2. The Pro Forma Statement of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, reflect the removal from the Company's reports for such periods the portion of sales and expenses attributable to the operation of MSM and previously incorporated in the Company's public reports, resulting in pro forma statements of operations for such respective periods for the Company as if MSM had not been a subsidiary thereof for such respective periods.

3. The Pro Forma Balance Sheet as of September 30, 1997, reflects adjustments to the asset, liability, and equity accounts as previously reported by the Company by removing MSM's portion of such assets, liabilities, and equity positions.

         (c)      Exhibits:

                  2.3 Stock Purchase Agreement dated December 31, 1997 by and among the Company, MSM, and MAC

                           Certain exhibits and schedules to the Stock Purchase Agreement are listed on page (iv) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 1998

                                        TELEGEN CORPORATION


                                        By:/S/ Fred Y. Kashkooli
                                           -------------------------------------
                                           Fred Y. Kashkooli
                                           President and Chief Executive Officer

                               TELEGEN CORPORATION

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

Number         Description
------         -----------
2.3            Stock Purchase Agreement dated December 31, 1997 by and among the
               Company, MSM, and MAC

                                       -5-